Exhibit 10.4     Form of MDI Entertainment, Inc. Security Agreement.



                              SECURITY AGREEMENT

         SECURITY AGREEMENT ("AGREEMENT"), made the ____ day of December, 2000, by and between __________________ (hereinafter referred to as "LENDER"), and MDI ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware, with a place of business at 201 Ann Street, Hartford, Connecticut 06103 ("GUARANTOR").

         1. Guarantor hereby grants to Lender a continuing security interest in the property described in Exhibit A annexed hereto (hereinafter referred to as the "COLLATERAL") to secure the payment and performance of all Obligations. "OBLIGATIONS" shall mean any and all liabilities and obligations of Guarantor to Lender including the obligations of Guarantor under (i) that certain Loan Agreement of even date herewith by and among Media Drop-In Productions, Inc. (the "Borrower"), Guarantor, and Lender (the "LOAN AGREEMENT"), and (ii) that certain Guaranty of Guarantor, of even date herewith (the "GUARANTY") delivered to Lender pursuant to the Loan Agreement. Obligations also includes, but is not limited to, any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against Guarantor by Lender or owing by Guarantor to Lender, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between Guarantor and Lender including but not limited to any refinancing or otherwise, whether or not evidenced by a writing, and the performance and fulfillment by Guarantor of all of the terms, conditions, promises, covenants and provisions contained in this Security Agreement or in any note or notes secured hereby or in any present or future agreement or instrument between Guarantor and Lender. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Loan Agreement and Guaranty.

GUARANTOR HEREBY WARRANTS, COVENANTS AND AGREES:

         2. Guarantor has the authority to execute, deliver and carry out this Agreement and to incur the Obligations, and has taken all necessary action to authorize the execution, delivery and performance by Guarantor of this Agreement and the incurring of the Obligations.

         3. The execution and delivery of this Agreement and compliance by Guarantor with any of the terms and provisions hereof or of any of the other agreements or instruments referred to herein, will not, on the date hereof, violate any provision of any existing law or regulation or any writ or decree of any court or governmental instrumentality or of Guarantor's Certificate of Incorporation, By-Laws, or any agreement or instrument to which Guarantor is a party or which is binding upon it or its assets, and will not result in the creation or imposition of any lien, security interest, charge or encumbrance of any nature whatsoever upon or in any of its assets except as contemplated by this Agreement, and no consent of any party and no consent, license, approval or authorization of, or registration or declaration with, any governmental bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, which has not been obtained.

         4. Guarantor has good and marketable title to all of the Collateral, and except as set forth on Schedule A hereto, none of the Collateral is subject to any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or title retention or other security agreement or arrangement of any character whatsoever and, to the extent that the Collateral is to be acquired after the date hereof, will be the owner of such collateral free from any adverse lien, security interest or encumbrance except as permitted under the Loan Agreement or Guaranty; and Guarantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

         5. Guarantor will make punctual payment of all amounts owed under this Agreement, the Loan Agreement and the Guaranty and will faithfully and fully keep and perform all of the terms, conditions, covenants, and agreements herein or therein contained on Guarantor's part to be paid, kept, or performed hereunder or thereunder, and will be bound in all respects as debtor under this Agreement; and will make punctual payment of all monies and will faithfully and fully keep and perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where the Collateral is located or is to be located wherein Guarantor is lessee or mortgagor, and will promptly notify Lender in the event of any default on the part of Guarantor or receipt by Guarantor of any notice of alleged default under any such lease or mortgage.

         6. The Collateral will be kept at the Guarantor's place of business as set forth on page one hereof. Guarantor will not remove the Collateral from said location without prior written consent of Lender except for maintenance and repair in the ordinary course of business.

         7. With respect to that portion of the Collateral which constitutes accounts receivable and without limiting any other provision herein, so long as this Agreement remains in force, substantially all of the accounts receivable ("ACCOUNTS RECEIVABLE") will satisfy the following:

              a. The Accounts Receivable are and will be genuine and represent undisputed, bona fide transactions enforceable in accordance with their terms, except that enforceability may be limited by bankruptcy or insolvency or other laws affecting creditors' rights generally;

              b. The amounts of the face values shown on any print-outs or schedules and all invoices and statements delivered to Lender with respect to the Accounts Receivable are and will be actually and absolutely owed to the Guarantor;

              c. Unless otherwise indicated in writing by Guarantor, there are and there will be no set-offs, counterclaims or disputes existing or asserted with respect to the Accounts Receivable, and the Guarantor has made no agreement with any Accounts Receivable Guarantor involving a deduction therefrom;

              d. There are no facts, events or occurrences which in any way might impair the validity, enforcement or collectibility of the Accounts Receivable or tend to reduce the amounts payable thereunder; and

              e. Except as set forth on Schedule A hereto, the Accounts Receivable have not been and will not be pledged, assigned, or otherwise encumbered to any other person.

         8. If any or all of the Collateral is attached to or may be attached to real estate, prior to the perfection of the security interest granted hereby, Guarantor will, on demand of Lender, furnish Lender with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral which is or may be prior to Lender's interest.

         9. No financing statement covering any Collateral or any additions, accessions, proceeds or products thereof or thereto is on file in any public office, except as set forth on Schedule A hereto, and, at the request of Lender, Guarantor will join with Lender in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Lender and will pay the cost of filing and recording the same in all public offices where filing and/or recording is deemed by Lender to be necessary or desirable.

         10. Guarantor will not, without the express written authorization of Lender, sell, exchange or otherwise dispose of the Collateral, or any part thereof or any interest therein, except in the ordinary course of business, which sales, exchanges and other dispositions by Guarantor in the ordinary course of business are hereby authorized by Lender; in the event of the unauthorized sale, exchange or other disposition of the Collateral or any part thereof or any interest therein (and no such sale, exchange, or other disposition is hereby authorized or consented to), the security interest of Lender shall nevertheless continue in said Collateral (including all proceeds, cash and non-cash) notwithstanding said sale, exchange or other disposition; all of said proceeds of such unauthorized sale, exchange or other disposition shall remain Collateral hereunder and shall be transferred and paid over to Lender immediately following said sale, exchange, or other disposition, and shall be applied to the payment of any monies payable under this Agreement, or to any Obligations of Guarantor to Lender; and the receipt by Lender of all or part of said proceeds shall not be deemed or construed to be an authorization or consent of Lender to such sale, exchange or other disposition of said Collateral.

         11. Guarantor will have and maintain usual and customary insurance for the Collateral.

         12. Except for the encumbrances set forth on Schedule A hereto, and encumbrances specifically permitted by Sections 4.17, 5.01 and 5.02 of the Loan Agreement, Guarantor will keep the Collateral free from any lien, security interest or encumbrance and in good order and repair, and will not waste or destroy any Collateral or any part thereof; Guarantor will not use the Collateral in violation of any statute or ordinance; and Guarantor will notify Lender in the event of loss, theft, damage, destruction or encumbrance to or of any of the Collateral having a value in excess of $5,000, individually or in the aggregate, or making of any levy, seizure or attachments thereof or thereon, or the placing of any lien or liens thereon or generally on the property of Guarantor by the United States of America or any federal, state or local governmental agency or authority.

         13. Guarantor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or upon any note or notes evidencing the obligations of this Agreement, unless the same are being contested in good faith by Guarantor. At his option, in his sole and absolute discretion and without notice to Guarantor, upon failure of Guarantor to timely do so, Lender may (unless the same are being contested in good faith by Guarantor and Guarantor is maintaining appropriate reserves with respect thereto) discharge any taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral and may make payments on premises leased by Guarantor. Guarantor agrees to reimburse Lender on demand for any payment made, or any expense incurred, by Lender pursuant to the foregoing authorization. Each amount so paid by Lender shall be secured by the Collateral. Nothing herein contained shall obligate Lender to make such payment nor shall the making of one or more such payments constitute (i) an agreement on Lender's part to take any further or similar action or (ii) a waiver of any default by Guarantor under the terms of this Agreement.

         14. Upon the request of Lender, a written list of all material items of equipment owned or leased by Guarantor wherever located shall be provided as Lender may reasonably request. Lender shall have the right to examine and inspect the Collateral, wherever located, at any reasonable time.

         15. From time to time, Guarantor will execute, deliver, acknowledge, file, record or register, or cause to be filed, recorded or registered, any and all notices, amendments, statements, financing statements, certificates, documents or other instruments, and take any and all other action which may be deemed necessary by Lender hereunder.

         16. Guarantor agrees to pay all reasonable attorneys' fees and out-of-pocket expenses, which Lender may hereafter incur in reasonably protecting or enforcing any of his rights against Guarantor or releasing any of his rights against Guarantor or any security held by Lender. Guarantor specifically authorizes Lender to pay all such fees and expenses and further agrees to reimburse Lender therefor, upon demand. As used in this Agreement, "attorneys' fees" shall be defined as the reasonable value of the services of the attorneys employed by Lender from time to time, to commence, defend or intervene in any court proceeding (bankruptcy or otherwise) relating to the Collateral, this Agreement, and any promissory note of Guarantor payable to Lender (including the Note), or any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Guarantor and delivered to Lender, or to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral or to attempt to enforce any security interest in any of the Collateral, or to enforce any rights of Lender to collect any of the Obligations of Guarantor; said attorneys' fees, and any legal expenses, costs and charges relating thereto, shall be additional Obligations of Guarantor, payable on demand and secured by the Collateral. All other costs and expenses incurred by Lender with respect to the enforcement, collection or protection of his interest in the Collateral shall be payable on demand by Guarantor and shall be additional Obligations secured by the Collateral.

         17. At the request of Lender, Guarantor shall provide Lender with such information with respect to Guarantor's Accounts Receivable as Lender may require, including but not limited to names, amounts and addresses.

         18. At the request of Lender, Guarantor shall perform all steps requested by Lender to create and maintain in his favor a valid security interest, assignment or lien (which is subject to no security interest, assignment or lien other than as set forth on Schedule A hereto) in, of, or on all Accounts Receivable and all other security held by Lender or for Lender.

         19. In the event Guarantor locates or otherwise places or maintains any Collateral in a place other than Guarantor's places of business set forth in the preamble hereto, Guarantor shall give written notice to Lender within five (5) business days thereafter specifically identifying such Collateral and setting forth in detail its location.

         20. In the event of an Event of Default as described in Paragraph 24 below, Guarantor appoints Lender or any other person Lender may designate as his attorney-in-fact: to endorse Guarantor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; to sign Guarantor's name on any invoice or bill of lading relating to any accounts receivable, on drafts against customers, on schedules and assignments of accounts receivable, on notices or assignments, financing statements and to customers; to notify the postal authorities to change the address for delivery of Guarantor's mail to an address designated by Lender; to receive, open and dispose of all mail addressed to Guarantor; to send requests for verifications of accounts receivable to customers or account Guarantors, and to do all things necessary to carry out this Agreement. Neither Lender nor his counsel will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law in connection with the enforcement of his rights under this Section. This power, hereby coupled with an interest, shall be irrevocable so long as any Accounts Receivable assigned to Lender or in which he has a security interest remain unpaid or until the Obligations have been fully satisfied.

         21. Lender and his representatives shall at all reasonable times, upon reasonable notice and during normal business hours, have and be entitled to free and undisturbed access to all of Guarantor's records, books of account and ledgers and cabinets and may examine and audit the contents thereof and make excerpts therefrom.

         22. After an Event of Default, as described in Paragraph 24 below, and while such default is continuing, in addition to all of the rights and remedies of Lender herein, Lender will have the right forthwith or at any time thereafter to remove from Guarantor's premises all records, books of account, ledgers and cabinets, and Lender may keep and retain the same in his possession until all present and future indebtedness and Obligations of whatever nature owing by Guarantor to Lender shall have been fully paid and discharged, but notwithstanding such removal, Guarantor shall be afforded access thereto at the place or places to which the same are removed by Lender for the purpose of examining and auditing the same and making written excerpts therefrom.

AND IT IS MUTUALLY AGREED THAT:

         23. Except after the occurrence of an Event of Default and during the continuance thereof, Guarantor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

         24. Guarantor shall be in default under this Agreement (an "EVENT OF DEFAULT") upon the happening of any one of the following events or conditions:

              a. The occurrence of an Event of Default under and as defined in the Loan Agreement or Note; or

              b. Default in the payment of any Obligations, or in the keeping or performance of any of the terms, conditions, covenants, or agreements contained on Guarantor's part to be paid, kept or performed under this Agreement, the Loan Agreement or the Guaranty, which default continues after the expiration of any applicable cure period.

         25. Upon the happening of any Event of Default specified above, and the continuance of the same for the period specified, if any, Lender shall have, in addition to his rights hereunder, all the remedies of a secured party under the Uniform Commercial Code.

         26. Upon an Event of Default, Lender will have the right to take possession of the Collateral and to maintain such possession on Guarantor's premises or to remove the Collateral or any part thereof to such places as he may desire. If Lender exercises his right to take possession of the Collateral, Guarantor will, upon Lender's demand, assemble the Collateral and make it available at a place reasonably convenient to both parties.

         27. Guarantor agrees that, upon an Event of Default, Lender may (i) notify customers or account Guarantors at any time that accounts receivable have been assigned to him or of his security interest therein, collect them directly and charge the collection costs and expenses to Guarantor's account, but unless and until Lender instructs Guarantor to the contrary, Guarantor shall make collections of all Accounts Receivable and/or (ii) require Guarantor to deposit or cause to be deposited all cash or other proceeds received by it into a lockbox maintained by Lender.

         28. No course of dealing between Guarantor and Lender and no failure to exercise or delay in exercising on the part of Lender any right, power or privilege under the terms of this Agreement or under the terms of any other agreements, instruments or other documents between Lender and Guarantor shall operate as a waiver thereof; nor shall any single or partial exercise or any right, power or privilege hereunder or thereunder preclude any other or further privilege. The rights and remedies provided herein or in any other agreement are cumulative and not exclusive of or in derogation of any rights or remedies provided herein, therein, by law or otherwise.

         29. All rights of Lender in, to and under this Agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof. Guarantor agrees that, in the event of an assignment of this Agreement, the liability of Guarantor to an assignee for value of this Agreement shall be immediate and absolute.

         30. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, IF LENDER SEEKS TO TAKE POSSESSION OF ANY OR ALL OF THE COLLATERAL BY COURT PROCESS, GUARANTOR HEREBY IRREVOCABLY WAIVES ANY BONDS AND ANY SURETY OR SECURITY RELATING THERETO REQUIRED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION, AND WAIVES ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO AND WAIVES THE RIGHT TO DEMAND A JURY IN ANY ACTION IN WHICH THE LENDER IS A PARTY.

         31. GUARANTOR HEREBY AGREES AND ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER. FURTHER TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, GUARANTOR HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NON-PAYMENT OF THE NOTE AND ANY ALL NOTICES OF A LIKE NATURE.

         32. GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL

WITHOUT A JURY, AND THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF GUARANTOR'S CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         33. All rights of Lender hereunder shall inure to the benefit of his successors and assigns, and all Obligations of Guarantor shall bind the successors and assigns of Guarantor.

         34. All Collateral described in this Agreement shall remain Collateral as security for the performance of all Obligations of Guarantor under this Agreement until, and this Agreement shall terminate only when, all monies required to be paid under this Agreement have been paid in full and all Obligations on the part of Guarantor to be paid, kept and performed under this Agreement have been paid, kept and performed at which time Lender shall execute (if appropriate) and deliver to Guarantor such instruments, documents and other Collateral as may be necessary or desirable to give effect to such termination, all upon the request and at the expense of Guarantor.

         35. All agreements, representations and warranties made herein, in any agreements and in any statements, notices, invoices, certificates, schedules, consignments, designation, documents or other instruments delivered to Lender in connection with this Agreement or any other agreement shall survive the making of the loan and advances thereunder.

         36. The acceptance of any check, draft or money order tendered in full or partial payment of any Obligation hereunder is conditioned upon and subject to the receipt of final payment in cash.

         37. All terms used herein and in all other agreements and which have been defined in articles 1, 2, or 9 of the Uniform Commercial Code, shall be construed as defined therein, it being the intent of the parties that this entire Agreement shall be interpreted and construed in light of the sections, the definitions, the "official comments", and the definitional and substantive cross references of the Uniform Commercial Code.

         38. Guarantor expressly acknowledges and agrees that, in applying the law of any jurisdiction that has now or hereafter enacted all or substantially all of Revised Article 9, the Collateral description attached hereto as Exhibit A shall include, without limitation, each category or type thereof as defined under Revised Article 9, it being the intention of Guarantor that such collateral be included in such Collateral description, whether prior to or after the effectiveness of Revised Article 9 in such jurisdiction.

         39. This Agreement may not be amended orally but may be amended only in writing duly executed by both Guarantor and Lender.


         40. All notices, requests or consents required by this Agreement shall be delivered as follows:

(1)      If to the Guarantor:

                           MDI Entertainment, Inc.
                           201 Ann Street
                           Hartford, Connecticut 06103
                           Attn:  President

                  With a copy to:

                           Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, PC Chrysler Center
                           666 Third Avenue
                           New York, New York 10017
                           Attn:  Kenneth R. Koch, Esq.
(2)      If to Lender:



         41. All Exhibits referred to herein and annexed hereto are hereby incorporated in this Agreement and made a part hereof.

         42. This Agreement shall be construed pursuant to and shall be enforceable in accordance with the laws of the State of Connecticut (but not its conflicts of law provisions).

         43. In the event of a conflict between the terms and provisions of the Loan Agreement or the Note and this Agreement, the terms and provisions of this Agreement shall control.

AND GUARANTOR HEREBY REPRESENTS TO LENDER:

         44. It is solvent, is able to pay and is generally paying its debts as they mature, and intends to pay, keep and perform its Obligations hereunder.

         45. No custodian (as defined in 11 U.S.C. Section 101(10)), has been appointed or has taken possession of the Guarantor's property within the last 120 days prior to the date hereof.

         46. The undersigned has full and lawful authority to bind Guarantor to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                                     LENDER:

                                   GUARANTOR:

                                                     MDI ENTERTAINMENT, INC.

                                                     By:
                                                              Name:
                                                              Title:

                                    EXHIBIT A

         As used herein, "Debtor" shall mean MDI Entertainment, Inc. and its subsidiaries.

         All "Accounts", "Chattel Paper" and "Instruments", as those terms are defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time of Debtor, whether now owned or hereafter acquired by Debtor;

         All "Documents", as that term is defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time, of Debtor, whether now existing or hereafter acquired or arising, and also including, without limitation, bills of lading, dock warrants, dock receipts, warehouse receipts or orders for the delivery of goods, and any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold, and dispose of the goods it covers;

         All "Equipment", as that term is defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time, of Debtor, whether presently owned or hereafter acquired, and including, without limitation, machinery, furniture, furnishings, and fixtures and fixed assets and other goods (including without limitation computer programs embedded in such goods and any supporting information provided in connection with a transaction relating to the program used or consumed by Debtor in its business, and any and all goods used or bought for use in or being used in the conduct of Debtor's business and all goods used or bought for use in Debtor's business which are not included within the definition of Inventory, and all accessions and additions thereto, and replacements therefor;

         All "General Intangibles", as that term is defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time, of Debtor, whether presently owned or hereafter acquired, and including, without limitation, all choses in action, causes of action, and all other intangible property of the Debtor, including without limitation, payment intangibles corporate or other business records, inventions, designs, patents, patent applications, trademarks, servicemarks, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, credit files, computer programs, printouts and other computer materials and records, software, indemnification claims, guaranty claims, security interests or other property held by or granted to Debtor to secure payment of any obligation of any obligor of Debtor and any and all of the rights of Debtor of whatever nature under any and all contracts, agreements, or leases (whether of real or personal property and whether entered into as lessor or lessee) to which the Debtor is or may become a party, including without limitation all of the rights of Debtor to enforce all of the provisions of and to obtain payments or other performance due under all contracts, agreements, or leases;

         All "Inventory", as that term is defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time, of Debtor, including, without limitation, any and all goods, merchandise raw materials, parts, components, assembles, or other personal property, wherever located and whether or not in transit, now owned or hereafter acquired by the Debtor, which is or may at any time be leased by Debtor as lessor, held for sale or lease, or furnished or to be furnished under any contract of servic e or held as raw materials, work-in-process, supplies or materials used or consumed in the Debtor's business, including, in each case without limitation, computer programs embedded in such goods and any supporting information provided in connection with a transaction relating to the program, and all such property the sale or other disposition of which has given rise to Accounts, Chattel Paper, Documents, or Instruments and which has been returned to or repossessed or stopped in transit by the Debtor;

         All "Investment Property", including any "security" (whether certificated or uncertificated), "security entitlement", "securities account", "commodity account" or "commodity contract" as those terms are defined in the Uniform Commercial Code (Secured Transactions), as in effect in the State of Connecticut from time to time as of the date hereof, of Debtor whether now owned or hereafter acquired.

         All monies, securities and other property of the Debtor, and the proceeds thereof, now or hereafter held or received by or in transit to the Lender whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also in and to any and all deposits, general or special, and credits of the Debtor with, and any and all claims of the Debtor against, the Lender now or at any time hereafter existing; and

         All proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including without limitation all licenses, permits, authorizations, and applications, all claims of the Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.